GE INVESTMENTS FUNDS, INC.

Mid-Cap Equity Fund

Supplement Dated May 31, 2012

To the Statutory Prospectus Dated May 1, 2012, as supplemented on May 29, 2012

and

To the Summary Prospectus and Statement of Additional Information Dated May 1, 2012

Mid-Cap Equity Fund

At a meeting held on May 25, 2012, the Board of Directors of the GE Investments Funds, Inc. approved a plan of dissolution, liquidation and termination of the Mid-Cap Equity Fund (the “Fund”), a series of the GE Investments Funds, Inc. As a result, the plan will be implemented to liquidate the assets of the Fund and to cease the Fund’s operations after the proceeds are paid to remaining shareholders. The liquidation of the Fund is expected to occur on or about August 3, 2012 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date.

This supplement should be retained with your Prospectus, Summary Prospectus and/or Statement of Additional Information for future reference.